STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               September 23, 2004
                ------------------------------------------------
                Date of Report (date of earliest event reported)

                           BOVIE MEDICAL CORPORATION
                -------------------------------------------------
              Exact Name of Registrant as Specified in its Charter


Delaware                                                            11-2644611
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State or other                     Commission File                IRS Employer
Jurisdiction of                        Number                    Identification
Incorporation                                                         Number



                 734 Walt Whitman Rd., Melville, New York 11747
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            Address of Principal Executive Office, Including Zip Code


                                 (631) 421-5452
                  ---------------------------------------------
               Registrant's Telephone Number, Including Area Code


ITEM 5.  Other Events

On September 23, 2004, Bovie Medical Corp appointed two new directors to the board.

The two new directors are Messrs. Randy D. Rossi and Michael Norman.

Mr. Randy Rossi has over 14 years of experience in medical manufacturing. Most recently, he was President of the Patient Care Division, Kendall/TYCO which specialized in Wound Care, Urology and Incontinent Care with revenues in excess of $500M.

Mr. Michael Norman is a CPA specializing in business financial planning as well as governmental and financial auditing. Mr. Norman is a member of the Nassau County Board of Assessors, Treasurer of The Don Monti Memorial Research Foundation and a Glen Cove City Councilman; all located on Long Island, New York.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 4, 2004



Bovie Medical Corp.
By: /s/ Andrew Makrides
Andrew Makrides
President